SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              FORM 8-K


                           CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                          September 14, 2001
                          ------------------
                            Date of Report
                  (Date of Earliest Event Reported)

                       WIZZARD SOFTWARE CORPORATION
                       ----------------------------
       (Exact Name of Registrant as Specified in its Charter)

   Colorado               333-69415               87-0575577
   --------               ---------               ----------
(State or other     (Commission File No.)   (IRS Employer I.D. No.)
 Jurisdiction)

                              424 Gold Way
                      Pittsburgh, Pennsylvania 15213
                      ------------------------------
                 (Address of Principal Executive Offices)

                            (412) 621-0902
                            --------------
                       Registrant's Telephone Number

                            Not Applicable
                            --------------
        (Former Name or Former Address if changed Since Last Report)

Item 5.  Other Information.

     On September 14, 2001, the Company and Maricopa Equity Management Corp., a Minnesota corporation ("Maricopa"), executed a Securities Purchase Agreement whereby the Company sold Maricopa Series 2001-A Eight Percent (8%) Convertible Notes (the "Note" or "Notes") in the aggregate principal amount of $250,000. The following exhibits were attached and incorporated into the Securities Purchase Agreement: (i) Form of Note; (ii) Registration Rights Agreement;
(iii) Escrow Agreement; and (iv) Opinion of Counsel for the Company. Copies of the Securities Purchase Agreement and these exhibits are attached hereto and incorporated herein by reference. See Item 7.

     The Securities Purchase Agreement and related exhibits provided, among other provisions, that:

          * The Notes are convertible (along with accrued interest, at the Company's option) into shares of the Company's common stock at the lesser of $0.50 per share or 75% of the closing bid price of the common stock on the Conversion Date as reported on the OTC Bulletin Board or on such other national securities exchange or market on which the common stock is traded.

          * The Notes and the stock certificates that represent any shares of common stock into which they are converted shall be imprinted with an appropriate "restrictive" legend indicating that they may not be offered for sale, sold, transferred or assigned in the absence of either (i) an effective registration statement for the securities under the applicable laws, or (ii) an opinion of counsel provided to the Company in form, substance and scope reasonably acceptable to the Company to the effect that registration is not required under the applicable laws due to an available exception to or an exemption from the registration requirements of the applicable laws.

          * Representations and warranties of Maricopa, among others, of "investment intent" in the acquisition of these securities; its status as an "accredited investor;" its acknowledgment of restrictions on resale of the securities; and its authorization to execute and deliver the Securities Purchase Agreement.

          * Representations and warranties of the Company, among others, of its organization and capitalization; its authorization to execute and deliver the Securities Purchase Agreement and related exhibits; the due issuance and fully-paid status of the Notes and securities on payment; its "current" status in the reports that it is required to file with the Securities and Exchange Commission; its eligibility to file an SB-2 Registration Statement with the Securities and Exchange Commission covering the securities; the lack of integration issues with respect to this offering of securities and other offerings of securities by the Company; and its acknowledgment of the potential of dilution to the Company by virtue of the conversion features of the Note.

          * Miscellaneous provisions, among others, regarding the Company's compliance with applicable laws in the issuance of the securities; its continuation as a "reporting issuer" so long as Maricopa owns the securities that are being acquired; its reservation of shares of conversion of the securities; its use of the proceeds from the sale of the Notes for advertising and marketing, product development and general working capital purposes; Maricopa's compliance with prospectus delivery requirements on registration of the securities; Maricopa's prohibition against any "short sales" while it owns any of the securities acquired; conversion restrictions that will prohibit Maricopa from owning in excess of 4.99% of the outstanding securities of the Company resulting from conversion, except on the occurrence of certain events; and the limitations on the Company regarding issuing other securities without the consent of Maricopa for a period of 12 months, which provide that the Company shall not issue or agree to issue, other than (i) to the Maricopa pursuant to the transactions contemplated herein; (ii) pursuant to any employee stock option plan or employee stock purchase plan of the Company established during the term of this restriction for a legitimate business purpose and not to avoid these restrictions; (iii) pursuant to any existing security, option, warrant, scrip, call or commitment or right in each case as disclosed on any Schedule to the Securities Purchase Agreement; or (iv) with the consent of the Maricopa (not to be unreasonably withheld), any equity securities of the Company (or any security convertible into or exercisable or exchangeable, directly or indirectly, for equity securities of the Company) or debt securities of the Company if such securities are issued at a price (or provide for a conversion, exercise or exchange price) which may be less than the current market price for the Company's common stock on the date of issuance (in the case of common stock) or the date of conversion, exercise or exchange (in the case of securities convertible into or exercisable or exchangeable, directly or indirectly, for common stock). Except as provided with respect to the transactions contemplated by the Securities Purchase Agreement and in subsections (i), (ii), (iii) or (iv) above, the Company shall not grant any additional so-called "registration rights" covering any other securities. Notwithstanding the foregoing, the Company shall have the right to issue and sell up to 500,000 "restricted securities" of its common stock during each three (3) month period, at such price as the Company deems appropriate, subject to the requirement that the purchaser(s) of such shares shall be contractually prohibited from selling more than fifteen percent (15%) of such shares during any three (3) month period; may not sell any such shares at the bid price; and may not sell any such shares at a price less than $1.00 per share, in each case prior to conversion in full of the Notes by Maricopa, without the prior written consent of Maricopa;

          * Liquidated damage payments by the Company for non-timely transfers of shares on conversion, ranging form $300 commencing on the 6th day of demand of transfer, increasing by $100 for each of the next nine days, increasing by $500 on the 10th day and increasing by $500 every day thereafter;

          * The shares that will be issued on conversion of the Notes shall be registered by the Company at its sole cost and expense with the Securities and Exchange Commission as a condition to conversion (except for the first 40,000 shares, as outlined below) on or before March 14, 2002, provided, however, the Company shall be obligated to register the greater of 500,000 shares or 200% of the maximum number of shares of common stock that would have been issued had the conversion taken place on September 14, 2001 or on the filing date of the registration statement.

          * If (i) the registration statement is not filed on or prior to the October 14, 2002, or is not declared effective by the Securities and Exchange Commission on or prior to the March 14, 2002 (or in the event an additional registration statement is filed because the actual number of shares of common stock into which the Note is convertible exceeds the number of shares of common stock initially registered is not filed and declared effective within these time periods, or (ii) the Company fails to file with the Securities and Exchange Commission a request for acceleration in accordance with Rule 12dl-2 promulgated under the Exchange Act within five (5) business days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Securities and Exchange Commission that a registration statement will not be "reviewed," or not subject to further review, or (iii) the registration statement is filed with and declared effective by the Securities and Exchange Commission but thereafter ceases to be effective as to all registerable securities at any time prior to the expiration of the Effectiveness Period (until on or after the time when subparagraph (k) of Rule 144 is available for resales of these securities), without being succeeded immediately by a subsequent registration statement filed with and declared effective by the Securities and Exchange Commission, or (iv) trading in the common stock shall be suspended or if the common stock is delisted from the OTC Bulletin Board for any reason for more than ninety (90) days in the aggregate, or (v) the conversion rights of Maricopa are suspended for any reason, including by the Company, or (vi) the Company breaches in a material respect any covenant or other material term or condition to the Securities Purchase Agreement or any related exhibit (other than a representation or warranty contained therein) or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby and thereby, and such breach continues for a period of thirty (30) days after written notice thereof to the Company, or (vii) the Company has otherwise breached the Registration Rights Agreement (any such failure or breach being referred to as an "Event"), the Company shall pay in cash as liquidated damages for such failure and not as a penalty to the holder an amount equal to 3% of the purchase price paid by the holder for all Notes (or common stock held by the holder upon conversion or exercise thereof) purchased and then outstanding pursuant to the Securities Purchase Agreement for the first thirty (30) day period, and 4% for each additional thirty (30) day period until the applicable Event has been cured, which shall be pro rated for such periods less than thirty (30) days (the "Periodic Amount"). The payments shall be due and payable immediately upon demand in immediately available funds. The parties agree that the Periodic Amount represents a reasonable estimate on the part of the parties, as of the date of the Registration Rights Agreement, of the amount of damages that may be incurred by the holder if the registration statement is not filed on or prior to the filing date or has not been declared effective by the Securities and Exchange Commission on or prior to the March 14, 2002, and maintained in the manner contemplated herein during the Effectiveness Period or if any other Event as described herein has occurred.

          * There are mutual indemnification provisions respecting each party to the other party concerning information provided by each for use in the registration statement.

          * The Securities Purchase Agreement and all rights thereunder or in the exhibits are assignable if made under applicable laws, with the written consent of the other party and subject to the assignee's acknowledgment of certain factual matters similar to those agreed upon by Maricopa.

          * Maricopa shall have the right of specific performance of the obligations of the Company as one of its remedies in the event of default by the Company.

          * All proceeds for the purchase of the Notes, along with the first 40,000 shares that could be issued on conversion of the Notes, shall be deposited with the Escrow Agent, together with fully executed copies of the Securities Purchase Agreement and all related exhibits, at which time disbursement to the Company shall be made. The 40,000 shares so deposited can be purchased by the exercise of conversion rights prior to the effective date of the registration statement.

     These are the material terms and provisions of the Securities Purchase Agreement and related exhibits that are attached hereto and incorporated herein. Further information can be obtained by reviewing the actual instruments that are described below under Item 7.

Item 7.  Financial Statements and Exhibits.

     Exhibit No.                 Exhibit Description
     -----------                 -------------------

         10                 Securities Purchase Agreement

                              Schedule 3(c)
                              Schedule 3(g)
                              Schedule 3(h)
                              Schedule 3(i)
                              Schedule 3(j)
                              Exhibit A-Series 2001-A Eight Percent (8%)
                              Convertible Promissory Note due August 31,
                              2011
                              Exhibit B-Registration Rights Agreement
                              Exhibit C-Escrow Agreement
                              Exhibit D-Opinion of Counsel for Wizzard
                              Software Corp.


                                SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WIZZARD SOFTWARE CORPORATION



Date: 10/1/01                 By/s/Christopher J. Spencer
     ---------------          -------------------------------
                              Christopher J. Spencer,
                              President, CEO and Director